UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2018

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

118 E. Seneca Street, P.O. Box 460, Ithaca, New York	14851
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

The Commons

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)	On Monday, May 8, 2018 Tompkins Financial Corporation (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business March 12, 2018, the record date for the meeting, 15,299,528 shares of the Company's common stock were issued and outstanding, of which 12,66,403 were represented at the Annual Meeting in person or by proxy, and this amount represented a quorum.

(b)	Shareholders voted on the following matters at the Annual Meeting:

(1)	Shareholders elected twelve (12) director nominees for terms expiring at the 2019 Annual Meeting;

(2)	Shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (the “Say on Pay” vote);

(3)	Shareholders ratified the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2018.

Set forth below are the shareholder voting results with respect to each matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2018 Annual Meeting.

Director	Number of Shares Voted For	Shares Withheld/Abstaining	Broker Non-Votes
John E. Alexander	10,152,827	130,461	2,383,115
Paul J. Battaglia	10,212,462	70,827	2,383,115
Daniel J. Fessenden	10,076,683	206,606	2,383,115
James W. Fulmer	10,171,320	111,968	2,383,115
Susan A. Henry	10,199,287	84,002	2,383,115
Patricia A. Johnson	10,161,880	121,409	2,383,115
Frank C. Milewski	10,213,278	70,010	2,383,115
Thomas R. Rochon	10,018,803	264,485	2,383,115
Stephen S. Romaine	10,186,614	96,674	2,383,115
Michael H. Spain	10,170,055	113,233	2,383,115
Alfred J. Weber	10,094,760	188,528	2,383,115
Craig Yunker	10,033,603	249,685	2,383,115

Proposal No. 2 – Advisory vote to approve the compensation paid to the Company’s Named Executive Officers.

The compensation paid to the Company’s Named Executive Officers was approved by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes

9,784,251	366,022	133,015	2,383,115

Proposal No. 3 – Ratification of the Appointment of KPMG LLP as Independent Auditors of the Company for 2018

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was ratified by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes

12,492,971	86,458	86,974	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 14, 2018	By:	/S/ Stephen S. Romaine
Stephen S. Romaine
President and CEO